EXHIBIT 10.3.7

AMENDMENT TO

$7,000,000 LINE OF CREDIT

FROM

JPMORGAN CHASE BANK, NA

TO

BOSS HOLDINGS, INC.

AND BOSS MANUFACTURING COMPANY

SEVENTH AMENDMENT TO LOAN AGREEMENT

     This Seventh Amendment to Loan Agreement, dated as of June 1, 2008 ("Amendment"), amends the Loan Agreement dated June 16, 2000, as amended by a First Amendment dated as of May 28, 2002, a Second Amendment dated as of April 15, 2003, a Third Amendment dated as of October 13, 2003, a Fourth Amendment dated as of March 17, 2004, a Fifth Amendment dated as of July 30, 2004 and a Sixth Amendment dated as of January 30, 2006 (collectively, "Agreement"), both between JP Morgan Chase Bank, NA, successor to American National Bank and Trust Company of Chicago ("Bank"), Boss Holdings, Inc. and Boss Manufacturing Company (collectively, "Borrowers").

     The parties agree that the Agreement shall be amended as follows:

1.	The definition of "Revolving Credit Termination Date” set forth in Section 1.1 of the Agreement shall be deleted in its entirety, and the following definition shall be substituted in its place:

“Revolving Credit Termination Date” means January 4, 2010, as such date may be amended upon the written consent of all of the parties hereto.

2.	Except as specifically amended herein the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Agreement itself, or any communication issued or made pursuant to or with respect to the Agreement, any reference to the Agreement being sufficient to refer to the Agreement as amended hereby. All terms used herein which are defined in the Agreement shall have the same meaning herein as in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

JP MORGAN CHASE BANK, NA		BOSS HOLDINGS, INC.

By:	/s/ James M. Corkery	By:	/s/ Steven G. Pont

Its:	Regional President	Its:	VP/Finance & Treasurer

BOSS MANUFACTURING COMPANY

		By:	/s/ Steven G. Pont

		Its:	VP/Finance & Treasurer

     The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreement between them and Bank dated as of June 16, 2000 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above-described Guaranty Agreement shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS MANUFACTURING HOLDINGS, INC.		BOSS BALLOON COMPANY

By:	/s/ Steven G. Pont	By:	/s/ Steven G. Pont

Its:	VP/Finance & Treasurer	Its:	VP/Finance & Treasurer

Date: June 6, 2008		Date: June 6, 2008

     The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of March 17, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS PET PRODUCTS, INC.

By:	/s/ Steven G. Pont

Its:	VP/Finance & Treasurer

Date: June 6, 2008

     The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of July 30, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

GALAXY BALLOONS, INCORPORATED

By:	/s/ Steven G. Pont

Its:	VP/Finance & Treasurer

Date: June 6, 2008

     The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreements between them and Bank dated as of May 7, 2007 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above described Guaranty Agreements shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS CANADA INC.		CANADAWIDE SAFETY INC.

By:	/s/ Steven G. Pont	By:	/s/ Steven G. Pont

Its:	VP/Finance & Treasurer	Its:	VP/Finance & Treasurer

Date: June 6, 2008		Date: June 6, 2008